Common Stock	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Mar. 31, 2013
Common and Preferred Stock [Abstract]
Common Stock
NOTE 11 — STOCKHOLDERS’ EQUITY

Common Stock — The Company has 100,000,000 authorized shares of Common stock $0.0001.  As of March 31, 2014 there were 7,854,948 shares issued and outstanding.

Share Exchange Agreement – On February 12, 2014, the Company signed and closed the transactions contemplated by a Share Exchange Agreement (the "Share Exchange Agreement"), by and among the Company, Dandrit Biotech A/S and N.E. Nielsen, as the representative of the shareholders of DanDrit Biotech A/S, pursuant to which the holders of 3,879,624 common shares (approximately 97%) of the issued and outstanding capital stock of DanDrit Biotech A/S (the “DanDrit Consenting Holders”) agreed to exchange all of the issued and outstanding capital stock of DanDrit Biotech A/S for up to 6,000,000 shares of DanDrit USA (the “Share Exchange”) and as a result of which DanDrit USA, Inc. would become the parent of DanDrit Biotech A/S. Simultaneous with the closing of the Share Exchange, DanDrit USA, Inc.’s majority shareholder cancelled 4,400,000 shares of common stock. In connection with the proposed Share Exchange, 1,400,000 and 40,000 common shares of DanDrit USA were issued for consulting and legal services valued at $5 per share or $7,000,000 and $200,000, respectively.

On December 16, 2013, DanDrit Biotech A/S issued 174,578 shares of its common stock which were exchanged for 261,665 shares of common stock of the Parent upon the closing of the Share Exchange in payment of a $1,500,000 convertible bond, $179,612 of accrued interest and the remaining $673,736 of derivative liability associated with the conversion feature of the bond.

On December 16, 2013, DanDrit Biotech A/S issued 96,288 shares of its common stock which were exchanged for 144,321 shares of common stock of the Parent upon the closing of the Share Exchange in payment of $926,386 of notes payable and related accrued interest payable to DKTI.

On December 16, 2013, DanDrit Biotech A/S issued 184,051 shares of its common stock which were exchanged for 275,863 shares of common stock of the Parent upon the closing of the Share Exchange in payment of $1,770,757 of notes payable and related accrued interest payable to Sune Olsen Holdings ApS and Advance Biotech Invest AS.

Voting- Holders of the Company’s common stock are entitled to one vote for each share held of record on each matter submitted to a vote of stockholders, including the election of directors, and do not have any right to cumulate votes in the election of directors.

Dividends- Holders of the Company’s common stock are entitled to receive ratably such dividends as our Board of Directors from time to time may declare out of funds legally available.

Liquidation Rights- In the event of any liquidation, dissolution or winding-up of affairs of the Company, after payment of all of our debts and liabilities, the holders of the Company’s common stock will be entitled to share ratably in the distribution of any of our remaining assets.

Other Matters- Holders of DanDrit Biotech A/S common stock have no conversion, preemptive or other subscription rights, and there are no redemption rights or sinking fund provisions with respect to the common stock. All of the issued and outstanding shares of common stock on the date of this report are validly issued, fully paid and non-assessable.

Note 5 -          Common Stock

On January 18, 2011, the Company authorized one hundred million (100,000,000) shares of common stock. On January 18, 2011, the Company received a subscription for five million (5,000,000) shares of common stock for $25,000 from the former President of the Company, (See note 7).